Exhibit 99.3

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

FINANCIAL STATEMENTS
THREE MONTHS ENDED
MARCH 31, 2009
(unaudited)

TABLE OF CONTENTS

Balance Sheets	F-1

Statements of

Operations	F-2
Changes in Stockholder’s Equity	F-3
Cash Flows	F-4

Notes to Financial Statements	F-5 - F-11

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Balance Sheets
(unaudited)

	March 31,	December 31,
	2009	2008
ASSETS

Current assets
Cash and cash equivalents	$64,769	$59,016
Prepaid expenses	5,000	5,000

Total current assets	69,769	64,016

Property and equipment - at cost, net of accumulated depreciation	10,068	10,771

Vessel under renovation - m/v Island Breeze (ex Atlantis)	9,604,282	9,522,632
Vessel under renovation – m/s Casino Royale	6,039,118	5,768,665
	$15,723,236	$15,366,084

LIABILITIES AND STOCKHOLDER’S EQUITY

Current liabilities
Accounts payable	$218,926	$285,255
Accrued expenses	84,285	40,745
Notes payable – officer	91,481	90,371
Convertible notes payable	5,497,589	4,849,643

Total current liabilities	5,892,281	5,266,014
Convertible notes payable – noncurrent		500,000
Stockholder’s equity
Common stock - $1.00 par value, 50,000 shares authorized; 100 shares issued and outstanding, both years	100	100
Additional paid-in capital	11,367,212	11,007,297
Deficit accumulated during development stage	(1,536,356)	(1,407,327)
Total stockholder's equity	9,830,956	9,600,070

	$15,723,337	$15,366,084

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Operations
(unaudited)
			From Inception
			on September 27,
	Three Months Ended March 31,		2006 Through
	2009	2008	March 31, 2009

REVENUE	$-	$-	$-

COST OF REVENUE	-	-	-

GROSS MARGIN	-	-	-

General and administrative expenses	129,029	118,120	1,537,549

OPERATING LOSS	(129,029)	(118,120)	(1,537,549)

Interest Income	-	-	1,193

Loss before income tax expense	(129,029)	(118,120)	(1,536,356)

Income tax expense	-	-	-

NET LOSS	$(129,029)	$(118,120)	$(1,536,356)

Loss per share	$(1,290)	$(1,181)

Weighted average number of shares outstanding	100	100

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Changes in Stockholder’s Equity
(unaudited)

				Deficit
	Common Stock		Additional	Accumulated	Total
	Number of		Paid-In	During	Stockholder’s
	Shares	Amount	Capital	Development Stage	Equity

Balance at September 27, 2006 (Inception)		$-	$-	$-	$-

Issuance of common stock for cash contributions to equity	100	100	5,003,826	-	5,003,926

Net loss	-	-	-	(172,009)	(172,009)

Balance at December 31, 2006	100	100	5,003,826	(172,009)	4,831,917

Additional cash contributions to equity			4,970,795		4,970,795

Net loss				(616,907)	(616,907)

Balance at December 31, 2007	100	100	9,974,621	(788,916)	9,185,805

Additional cash contributions to equity			1,032,676		1,032,676

Net loss				(618,411)	(618,411)

Balance at December 31, 2008	100	$100	$11,007,297	$(1,407,327)	$9,600,070

Additional cash contributions to equity			$359,915		$359,915

Net loss				(129,029)

Balance at March 31, 2009	100	$100	$11,367,212	$(1,536,356)	$9,830,956

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)
Statements of Cash Flows
(unaudited)

			From
			September 27,
	Three Months Ended March 31,		2006 (inception) Through
	2009	2008	March 31, 2009
Cash flows from operating activities
Net loss	$(129,029)	$(118,120)	$(1,536,356)

Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	704	821	8,531

Changes in operating assets and liabilities
Prepaid expenses	-	8,776	(5,000)
Accounts payable	(66,330)	21,361	218,926
Accrued expenses	43,540	(64,206)	84,285

Net cash used in operating activities	(151,115)	(151,368)	(1,229,614)

Cash flows from investing activities
Acquisition and renovation of property, and equipment, m/v Island Breeze and m/s Casino Royale	(352,103)	(187,118)	(15,661,999)

Net cash used in investing activities	(352,103)	(187,118)	(15,661,999)

Cash flows from financing activities
Proceeds from the issuance of notes and loans	149,056	-	5,589,070
Proceeds from the issuance of stock and capital contributions	359,915	209,644	11,367,312

Net cash provided by financing activities	508,971	209,644	16,956,382

Net increase (decrease) in cash and cash Equivalents	5,753	(128,842)	64,769

Cash and cash equivalent at beginning of Year	59,016	215,855	-

Cash and cash equivalent at end of year	$64,769	$87,013	-

See notes to Financial Statements

ISLAND BREEZE INTERNATIONAL
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(unaudited)

NOTE 1 -- ORGANIZATION

Island Breeze International (the "Company") was incorporated under the laws of the Cayman Islands on September 27, 2006.  The Company is a wholly-owned subsidiary of Olympian Cruises, LLC (“Olympian”), a Delaware limited liability company.  The Company has not engaged in operations since inception. The Company intends to commence its initial cruise operations upon completion of the renovation the m/v Casino Royale and subsequently a second operation upon the completion of the renovation of the m/v Island Breeze (collectively referred to as the “Vessels”).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation - Development Stage Company

The Company has not earned any revenue from operations.  Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Statement of Financial Accounting Standards No. 7 ("SFAS 7").  Among the disclosures required by SFAS 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity and cash flows disclose activity since the date of the Company's inception.

Accounting Method

The Company's financial statements are prepared using the accrual method of accounting.  The Company has elected a fiscal year ending on December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment

Property and equipment is stated at the historical cost, less accumulated depreciation. Depreciation on property, plant and equipment is provided using the straight-line method over the estimated useful lives of the assets for both financial and income tax reporting purpose as follows:

Years
Vessel	30
Vessel improvement	3-28
Machinery and equipment	10
Computer hardware and software	3-5

We capitalize costs that are directly related to the purchase and renovation of the vessels.  We capitalize interest as part of vessel acquisition costs and other capital projects during their renovation period.  Upon placing the vessels into service, the vessels will be depreciated over their useful lives and the costs of repairs and maintenance, including minor improvement costs, will be charged to expenses as incurred. Further, upon placing vessels into service, specifically identified or estimated cost and accumulated depreciation of previously capitalized vessel components will be written off upon replacement.

Dry-dock costs primarily represent planned major maintenance activities that are incurred when a vessel is taken out of service for scheduled maintenance. These costs will be expensed as incurred

Advertising expense

The Company expenses advertising costs as incurred. There have been no advertising expenses since inception.

Compensation Expense

No stock options have been issued by the Company.  No compensation expense was incurred by the Company since inception.

Income Taxes

No provision for Federal or State income taxes is included in the accompanying statements of operations since the Company has incurred net operating losses.  The consolidated net operating loss carry forward since inception thru the period ending March 31, 2009 is $1,536,356, and is available to offset future years' taxable income in various years through December 31, 2028.  Once the Company commences operations in the future, the Company will include provisions for taxes on income at a statutory Federal tax rate of 35% on net income earned from all revenue sources.

At December 31, 2008 a full deferred tax asset valuation allowance has been provided and no deferred tax asset has been recorded.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentrations of Risk

As of March 31, 2009, the Company maintained its cash accounts in United States dollars at two commercial banks in the United States and one commercial bank in Greece. The balance in the bank account in Greece was subject to the normal and customary risks of disbursement and withdrawal pertaining to a foreign currency account in that country.

As of March 31, 2009, the Company maintained and directly controlled $31,392.11 of its cash in a bank account owned by Olympian.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, receivables, accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at March 31, 2009.

SFAS No. 157, “Fair Value Measurements (“SFAS 157”), define fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at March 31, 2009. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the three months ended March 31, 2009 and 2008.

Impact of New Accounting Standards

The Company has been recently organized and has not yet transacted any business. The new accounting standards have no significant impact on the financial statements and related disclosures. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 3 -- GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  The Company has not established any source of revenue to cover its operating costs.  The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured. The Company will offer non-cash consideration, sales of securities, and loans as a means of financing its operations.  If the Company is unable to consummate a business combination with a profitable business opportunity, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

NOTE 4 -- PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2009 and 2008 were as follows:

	2009	2008_
Furniture and fixtures	$3,844	$3,844
Office equipment	11,182	10,601
Computer software	3,573	3,573
	18,599	18,018
Less accumulated depreciation	7,828	4,475

Property and equipment, net	$10,771	$13,543

Depreciation expense was $704 for the three months ended March 31, 2009, $821 for three months ended March 31, 2008 and $8,531 since inception.

NOTE 5 -- NOTES AND LOANS PAYABLE

Notes and loans payable consist of the following for the three months ended March 31, 2009 and 2008.

	2009	2008
	March 31	March 31
Loans payable to officers, directors (a)	$91,481	$-
Convertible Promissory Notes (b)	5,497,589	-
	5,499,070	-
Less current portion	$5,499,070	$-

(a)
On December 1, 2008 and December 5, 2008 the Company borrowed an aggregated sum of $90,000 from officers and directors of the Company.  The Company issued Promissory Notes with a term of one year at an interest rate of five percent that accrues to term.

(b)
The Company issued Convertible Promissory Notes (the “Notes”) in the amounts of $500,000, $4,000,000 and $500,000, to Catino S.A. on May 22, 2008, May 23, 2008, and September 3, 2008 respectfully.  The Notes carry a term of eighteen months at an interest rate of twelve percent.  In consideration for the purchase of the two $500,000 Notes, the Company issued Catino S.A. a warrant to purchase an additional $1,000,000 of equity at a level equal to the Notes.  The warrants expire on November 23, 2009.  The proceeds from the Notes were utilized to purchase the m/v Casino Royale and commence renovations.  The convertible notes carry a mandatory conversion of principal and accrued interest into common shares of the company upon (i) consummation of a merger with a publicly held company, or (ii) a transaction in which the capital stock of the Borrower is transferred to a publicly held company so that the Borrower becomes a subsidiary of the public company (in either case, the “Reverse Acquisition”).  The conversion price is at the rate of one share per $1 of principal and interest; provided, there are not more than 31,500,000 shares of the merged public company then outstanding. In the event that there are more than 31,500,000 shares of the merged public company then outstanding, the conversion price shall be reduced by a ratio equivalent to 31,500,000 divided by the number of shares then actually outstanding.

NOTE 6 -- SHAREHOLDER'S EQUITY

During the period of September 27, 2006 (inception) to December 31, 2006, the Board of Directors issued 100 shares of common stock to Olympian in exchange for cash of $100. Subsequently it received contributions to additional paid-in capital aggregating $11,367,212 from Olympian consisting of cash and vessels under renovation net of certain related liabilities.

Common Stock

The holder of the Company's common stock:

-	Has equal ratable rights to dividends from funds legally available for payment of dividends when, as and if declared by the board of directors;

-	Is entitled to share ratably in all of the assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

-	Does not have preemptive, subscription or conversion rights, or redemption or access to any sinking fund; and

-	Is entitled to one non-cumulative vote per share on all matters submitted to stockholders for a vote at any meeting of stockholders.

Outstanding Warrants

In May 2008 the Company issued warrants to Catino S.A. for the purchase of 1,000,000 shares of a possible future merged public company at the price of $1 per share.  The warrants expire on November 23, 2009 if the Company consummates a Reverse Acquisition.  Otherwise the warrants expire on November 23, 2009. (See note 5)

NOTE 7 -- COMITTMENTS AND CONTINGENCIES

Leasing Arrangements

The Company leases facilities under a lease agreement with a term expiring in June 2012.  The lease may be cancelled by either party with 90-days prior written notice.

Future minimum rental payments under this operating lease are as follows:

Year ending December 31, 2009	$29,994
2010	39,991
2011	39,991
2012	19,996

$139,969

NOTE 7 -- COMITTMENTS AND CONTINGENCIES (continued)

Rent expense for leased facilities for the three months ended March 31, 2009 and 2008 were $9,998 and $9,998, respectively.

The lease agreement requires the Company to obtain and maintain on a perpetual basis a letter of credit (the “LOC”) from a financial institution in the amount of $31,298.  As of March 31, 2009 the Company has maintained its LOC obligation.  The commitment expires in June 2012, when the operating lease expires.

Vessel Purchase

On September 12, 2007, the Company completed the purchase of the passenger ship m/v Atlantis, and subsequently renamed it the m/v Island Breeze.  The total aggregated costs related to the purchase of the vessel were $7,792,987.  As of March 31, 2009, the Company has paid an additional $1,811,295 in renovation costs for an aggregated total of $9,604,282.

The m/v Island Breeze is currently moored in Elefsina Bay, near Piraeus, Greece.  The Company estimates the full scale renovation of the vessel will cost approximately $9,900,000 and will take approximately six months to complete from the date the Company secures the renovation funds.  The Company anticipates an additional $3,300,000 of costs related to the purchase and installation of gaming equipment, IT equipment, and other furniture, fixtures & equipment.

Prior to placing the m/v Island Breeze into operation, the vessel must obtain certain certifications from the vessel’s classification society, the Hellenic Register of Shipping (“HRS”), the costs of which are included in the renovation estimates.  HRS inspected the vessel for “lay-up” status in January 2009.  Nearly all the renovation plans have been submitted to HRS and are currently undergoing review for approval.  HRS will perform inspections during renovations and dry docking.

On May 23, 2008, the Company acquired the m/v Casino Royale from Catino, S.A.  As of March 31, 2009, the total aggregated costs related to the purchase of the vessel were $4,552,958.  As of March 31, 2009, the Company has paid an additional $1,486,160 in renovation related costs for an aggregated total of $6,039,118.

The m/v Casino Royale is currently moored in Freeport, Bahamas.  The Company estimates the full scale renovation of the Casino Royale will cost an additional $8,400,000.  Following closing of the renovation funds, the Company will commence renovations which will take approximately five months to complete.  Additionally, the Company anticipates an additional $1,500,000 in costs related to the purchase and installation of gaming equipment, IT equipment, and other furniture, fixtures & equipment.

Prior to placing the m/v Casino Royale into operation, the vessel must obtain certain certifications from the vessel’s classification society, the Hellenic Register of Shipping (“HRS”), the costs of which are included in the renovation estimates.  The vessel is considered in “lay-up” status and was inspected by HRS in July 2008.   Prior to operating the vessel, the Company is required to complete Class inspections including dry docking. The Company expects to complete renovations and commence operations approximately six months after the closing of the renovation funds.

NOTE 8 -- SUBSEQUENT EVENTS

On June 4, 2009, the Company received a $50,000 loan in the form of a Promissory Note from Roadside View, LLC.  The terms of the Promissory Note include interest accrued at 5% annum and payable along with principal within 60 days from date of issue.

On June 8, 2009, the Company received a $50,000 loan from a shareholder of Olympian Cruises, LLC.  The terms of the Promissory Note include interest accrued at 5% annum and payable along with principal within 30 days from date of issue.